EXHIBIT 99.2

VOTING AGREEMENT

This Voting Agreement (“Agreement”) is entered into as of March 18, 2012, by and between Taylor Made Golf Company, Inc., a Delaware corporation (“Parent”), and the undersigned stockholder (“Stockholder”) of Adams Golf, Inc., a Delaware corporation (the “Company”).

Recitals

A.           Stockholder Owns certain securities of the Company.

B.           Parent, Apple Tree Acquisition Corp., a Delaware corporation (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger of even date herewith (as it may be amended from time to time, the “Merger Agreement”), which provides (subject to the conditions set forth therein) for the merger of Merger Sub with and into the Company (the “Merger”).

C.           Upon consummation of the Merger, each outstanding share of common stock of the Company is to be converted into the right to receive the consideration set forth in the Merger Agreement.

D.           Stockholder is entering into this Agreement in order to induce Parent to enter into the Merger Agreement.

Agreement

The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1.  Certain Definitions

Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

For purposes of this Agreement:

(a) “Company Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

(b) Stockholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

(c) “Specified Period” shall mean the period commencing on the date of this Agreement and ending on the Termination Date.

(d) “Subject Securities” shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Stockholder acquires Ownership during the Specified Period; provided, that any Subject Securities transferred as permitted in Section 2.3 shall from and after such transfer cease to be Subject Securities of Stockholder (but shall thereafter be “Subject Securities” under the similar Voting Agreement entered into by the transferee of such securities).

(e) “Termination Date” shall mean the earliest of (i) the date upon which the Merger Agreement is terminated in accordance with its terms, (ii) the Effective Time, (iii)  the date immediately following the Special Meeting (taking into account any adjournment or postponement thereof), (iv) the date that Parent notifies the Company in writing that it is not willing or not able to proceed with the Merger on substantially the terms set forth in the Merger Agreement, including by advising the Company that it is unwilling to proceed with the Merger unless the Merger Consideration is reduced, and (v) the date upon which the parties hereto agree in writing to terminate this Agreement.

(f) A Person shall be deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent (provided that the exercise by Stockholder of any Option held by Stockholder shall not be deemed a Transfer hereunder); or (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent.

SECTION 2.  Transfer of Subject Securities and Voting Rights

2.1 Restriction on Transfer of Subject Securities. Subject to Section 2.3, during the Specified Period, Stockholder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected.

2.2 Restriction on Transfer of Voting Rights.  During the Specified Period, Stockholder shall not:  (a) deposit any Subject Securities into a voting trust; or (b) grant a proxy or enter into a voting agreement or similar agreement (other than this Agreement) with respect to any of the Subject Securities, in each case in a manner which would or would reasonably be expected to (i) prevent or materially hinder the ability of Stockholder to perform any of Stockholder’s obligations hereunder, (ii) limit or reduce any of the rights of Parent hereunder or (iii) be inconsistent with any of the terms of this Agreement.

2.3 Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Subject Securities by Stockholder (a) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, (b) upon the death of Stockholder, (c) in connection with or for the purpose of personal tax-planning or (d) to a charitable organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986,

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as amended; provided, however, that a Transfer referred to in this Section 2.3 shall be permitted only if, as a precondition to such transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement.

SECTION 3.  Voting of Shares; Proxy

3.1 Voting Covenant. Stockholder hereby agrees that, during the Specified Period, at every meeting of the stockholders of the Company, however called, and at every adjournment or postponement thereof, and in any written action by consent of stockholders of the Company, unless otherwise directed in writing by Parent and to the extent not voted by the Person(s) appointed pursuant to Section 3.2 hereof, Stockholder shall vote all shares of Company Common Stock owned of record by Stockholder and all other Subject Securities (to the fullest extent of the Stockholder’s right to do so):

(a) in favor of the approval and adoption (in accordance with its terms) of the Merger Agreement, the Certificate of Merger, the Merger and the Transactions (as defined in the Merger Agreement), and in any other action or matter that could reasonably be expected to facilitate the Merger; and

(b) against the following actions (other than the Merger and the Transactions):  (A) any Acquisition Proposal (including any Superior Proposal) and (B) (i) any reorganization, recapitalization, dissolution or liquidation of the Company or any Subsidiary of the Company and (ii) any other action, in each case in subclauses (i) and (ii) of this clause (B) that is intended, or that could reasonably be expected, to impede, interfere with, discourage, frustrate, delay, postpone, prevent or adversely affect the Merger or any of the other Transactions (the proposals in clause (b) together with the proposals in clause (a), referred to herein as the “Covered Proposals”).

During the Specified Period, Stockholder shall not enter into any Contract or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(a)” or clause “(b)” of the preceding sentence.  Notwithstanding anything to the contrary set forth in this Agreement: (1) Stockholder makes no agreement or understanding herein in any capacity other than in Stockholder’s capacity as Owner of securities of the Company, (2) nothing in this Agreement shall be construed to limit or affect the Stockholder’s rights, duties or obligations as a director, officer, or other fiduciary of the Company, and (3) Stockholder shall have no liability to Parent, Merger Sub or any of their Affiliates under this Agreement as a result of any action or inaction by Stockholder acting in his capacity as a director, officer, or other fiduciary of the Company.

Notwithstanding this Section 3.1 or anything in this Agreement to the contrary, in the event of an Adverse Recommendation Change made in compliance with Section 5.2(b)(ii) of the Merger Agreement, the obligation of Stockholder to vote the Subject Securities as to which Stockholder controls the right to vote in the manner set forth in Section 3.1 shall be modified such that: (x) Stockholder, together with the other stockholders of the Company entering into substantially similar voting agreements with Parent on the date hereof (the "Other Voting Agreements"), shall collectively vote an aggregate number of shares of Company Common Stock equal to thirty

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percent (30%) of the total voting power of all of the outstanding shares of Company Common Stock as of the date on which such vote is taken, voting together as a single class, entitled to vote in respect of the Covered Proposals, as provided in Section 3.1(a) or (b), as the case may be, and the number of Subject Securities subject to this Voting Agreement and all Other Voting Agreements shall be reduced on a pro rata basis, and (y) Stockholder, in his or its sole discretion, shall be entitled to vote all of Stockholder’s remaining Subject Securities in any manner Stockholder chooses.

3.2 Irrevocable Proxy.

(a) Concurrently with the execution and delivery of this Agreement:  (i) Stockholder shall deliver to Parent a duly executed proxy in the form attached to this Agreement as Exhibit A, which proxy is coupled with an interest sufficient to support an irrevocable proxy and which shall be irrevocable to the fullest extent permitted by law during the Specified Period with respect to each and every meeting of stockholders of the Company or action or approval by written resolution or consent of stockholders of the Company during the Specified Period with respect to the Covered Proposals (at all times prior to the Termination Date) with respect to the Subject Securities referred to therein (the “Proxy”); and (ii) if applicable, Stockholder shall cause to be delivered to Parent an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any Subject Securities that are Owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Stockholder.

(b) Stockholder hereby revokes any and all prior proxies or powers of attorney given by the Stockholder with respect to the voting of any Subject Securities during the Specified Period inconsistent with the Covered Proposals and agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of any Subject Securities inconsistent with the Covered Proposals until after the Termination Date.  Notwithstanding the foregoing, the Proxy is being given to secure the performance of the duties of the Stockholder under this Agreement and does not expand the obligations of the Stockholder hereunder.

SECTION 4.  Waiver of Appraisal Rights

Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, with respect to any Subject Securities Owned by Stockholder, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger that Stockholder or any other Person who is the record owner of such Subject Securities Owned by Stockholder may have by virtue of any Subject Securities.  Furthermore, Stockholder agrees not to exercise any rights of appraisal or dissenters' rights that Stockholder may have (whether under applicable Law or otherwise) or could possibly have or acquire in connection with the Merger.

SECTION 5.  No Solicitation

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Stockholder agrees that, during the Specified Period, Stockholder shall not, without limiting the last sentence of Section 3.1, directly or indirectly, take or authorize to be taken any action that the Company is prohibited from taking or authorizing to be taken pursuant to Section 5.2 of the Merger Agreement.

SECTION 6.  Representations and Warranties of Stockholder

Stockholder hereby represents, warrants and covenants to Parent as follows as of the date hereof:

6.1 Authorization, etc. Stockholder has all requisite power, capacity and authority (a) to execute and deliver this Agreement and the Proxy and, with respect to the Subject Securities, has not Transferred (except as permitted in accordance with Section 2.3 hereof), (b) to grant the rights to Parent set forth herein and in the Proxy and (b) to perform Stockholder’s respective obligations hereunder and thereunder.  This Agreement and the Proxy have been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery of this Agreement by Parent, constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

6.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not: (i) conflict with, result in a breach or violation of or default under (with or without notice or lapse of time or both), or violate any Law, Order, or material Contract applicable to Stockholder or by which Stockholder or any of Stockholder’s assets or properties is or may be bound or affected; or (ii) result in the creation of any Encumbrance or restriction on any of the shares of Company Common Stock or Subject Securities Owned by Stockholder, in each case except for any conflict, violation, breach, default or Encumbrance that would not, individually or in the aggregate, adversely affect Stockholder’s ability to exercise his, her or its voting power under Section 3.1 or grant the Proxy pursuant to Section 3.2 or otherwise grant to Parent the rights granted hereby.

(b) The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not, require any approval or other consent of, or notice to, any Person.

6.3 Title to Securities.  As of the date of this Agreement:  (a) Stockholder holds (free and clear of any restrictions or other Encumbrances that would adversely affect Stockholder’s ability to exercise his, her or its voting power under Section 3.1, grant the Proxy pursuant to Section 3.2 or otherwise grant to Parent the rights granted hereby and thereby and comply with all of the terms hereof and thereof), and (except for any Transfers permitted pursuant to Section 2.3 herein) will hold at all times up until the Termination Date, of record the number of outstanding shares of Company Common Stock set forth under the heading “Shares Held of

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Record” on the signature page hereof; (b) Stockholder holds and will hold at all times up until the Termination Date the Options and Company Restricted Shares set forth under the heading “Options and Other Rights” on the signature page hereof; (c) Stockholder owns (and will own at all times up until the Termination Date) beneficially and not of record (free and clear of any restrictions or other Encumbrances that would adversely affect Stockholder’s ability to exercise his, her or its voting power under Section 3.1, grant the Proxy pursuant to Section 3.2 or otherwise grant to Parent the rights granted hereby and thereby and comply with all of the terms hereof and thereof) the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of the Company or any of its Subsidiaries, or any Options, Company Restricted Shares, restricted stock units, warrants or other rights to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company or any of its Subsidiaries, other than the shares, Options and Company Restricted Shares set forth on the signature page hereof.  No Person not a signatory to this Agreement has a beneficial interest in or a right to acquire or vote any of the securities identified on the signature page hereof (other than, if Stockholder is a partnership or a limited liability company, the rights and interest of Persons that own partnership interests or units in Stockholder under the partnership agreement or operating agreement governing Stockholder and applicable partnership Law or limited liability company Law, or if Stockholder is a married individual and resides in a state with community property Laws, the community property interest of his or her spouse to the extent applicable under such community property Laws). Stockholder’s principal residence or place of business is set forth on the signature page hereto.

6.4 Due Incorporation.  If Stockholder is a corporation, limited partnership or limited liability company, Stockholder is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated or constituted.

6.5 No Litigation.  Stockholder agrees that Stockholder will not in Stockholder’s capacity as a stockholder of the Company bring, commence, institute, maintain, prosecute or voluntary aid any Action, claim, suit or cause of action, in law or in equity, in any court or before any Governmental Entity, which (i) challenges the validity or seeks to enjoin the operation of any provision of this Agreement or (ii) alleges that the execution and delivery of this Agreement by Stockholder, either alone or together with the other Company voting agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the adoption and approval of the Merger Agreement by the Company’s Board of Directors, breaches any fiduciary duty of the Company’s Board of Directors or any member thereof.

SECTION 7.  Miscellaneous

7.1 Further Assurances.  During the Specified Period, Stockholder shall execute and deliver such additional transfers, assignments, endorsements, proxies, consents and other instruments as Parent may reasonably request to carry out the purpose and further the intent of this Agreement.

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7.2 Expenses.  All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

7.3 Notices.  Any notice or other communication required or permitted to be delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when received at the address or facsimile telephone number set forth beneath the name of such party below (or at such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

if to Stockholder:

at the address set forth on the signature page hereof; and

if to Parent:

TaylorMade-adidas Golf Company
5545 Fermi Court
Carlsbad, CA 92008
Attention: William S. Reimus, SVP & GC
Telephone No.: (760) 918-6000
Facsimile No.: (760) 918-6398

with a copy to:

Sheppard, Mullin, Richter & Hampton, LLP
1901 Avenue of the Stars
Suite 1600
Los Angeles, CA 90067
Attention: Jon W. Newby, Esq.
Telephone No.: (310) 228-3737
Facsimile No.:    (310) 228-3939

7.4 Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the invalid or unenforceable term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to negotiate in good faith to replace such invalid or unenforceable term or provision with a valid

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and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

7.5 Entire Agreement.  This Agreement, the Proxy and any other documents referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto and are not intended to confer, and shall not be construed as conferring, upon any person other than the parties hereto any rights or remedies hereunder.  No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

~~7.6~~ Assignment; Binding Effect.  Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void.  Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and Stockholder’s heirs, estate, executors, successors and assigns, and shall inure to the benefit of Parent and its successors and assigns.  Without limiting any of the restrictions set forth in Section 2, Section 3 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred.  Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

7.7 Independence of Obligations.  The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other Contract or arrangement between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of covenants or obligations of Stockholder under this Agreement. Nothing in this Agreement shall be construed as limiting any of the rights or remedies of Parent under the Merger Agreement or any of the rights or remedies of the Company or Parent or any of the obligations of Stockholder under any Contract between Stockholder and Parent or any certificate or instrument executed by Stockholder in favor of Parent; and nothing in the Merger Agreement or in any other such Contract, certificate or instrument shall limit any of Stockholder’s obligations, or any of the rights or remedies of Parent, under this Agreement.

7.8 Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached.  Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or overtly threatened breach.  Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 7.8, and Stockholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

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7.9 Non-Exclusivity.  The rights and remedies of Parent and the Stockholder under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

7.10 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof. In any action between the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement each of the parties irrevocably and unconditionally consents and submits to the jurisdiction and venue of the Chancery Court of the State of Delaware.

(b) EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) RELATING TO THIS AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT OR THE PROXY.

7.11 Counterparts; Electronic Transmission.  This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery shall be sufficient to bind the parties to the terms of this Agreement.

7.12 Captions.  The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

7.13 Waiver.  No failure on the part of any party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.  No party hereto shall be deemed to have waived any claim available to such party arising out of this Agreement, or any power, right, privilege or remedy of such party under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

7.14 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the

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feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

[Remainder of page intentionally left blank.]

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In Witness Whereof, Parent and Stockholder have caused this Agreement to be executed as of the date first written above.

TAYLOR MADE GOLF COMPANY, INC.

By

Title

Facsimile:

Signature Page to Voting Agreement

STOCKHOLDER

Signature

Printed Name

Address:

Facsimile:

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned

Signature Page to Voting Agreement

Exhibit A
Form Of Irrevocable Proxy

The undersigned stockholder (the “Stockholder”) of Adams Golf, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes William S. Reimus and Taylor Made Golf Company, Inc., a Delaware corporation (“Parent”), and each of them, the sole and exclusive attorneys and proxies of the Stockholder, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the fullest extent of the Stockholder’s rights to do so) with respect to: (i) the outstanding shares of capital stock of the Company owned of record by the Stockholder as of the date of this proxy, which shares are specified on the final page of this proxy; and (ii) any and all other shares of capital stock of the Company which the Stockholder may acquire of record on or after the date hereof.  (The shares of the capital stock of the Company referred to in clauses “(i)” and “(ii)” of the immediately preceding sentence are collectively referred to as the “Shares.”)  Upon the execution hereof, all prior proxies given by the Stockholder with respect to the voting of any Shares inconsistent with the terms of this proxy and Section 3.1 of the Voting Agreement (as defined below) are hereby revoked, and the Stockholder agrees that no subsequent proxies will be given with respect to the voting of any Shares inconsistent with the terms of this proxy and Section 3.1 of the Voting Agreement until after the Termination Date.

This proxy is irrevocable, is coupled with an interest and is granted in connection with, and as security for Stockholder’s performance under, the Voting Agreement, dated as of the date hereof, between Parent and the Stockholder (the “Voting Agreement”), and is granted in consideration of Parent entering into the Agreement and Plan of Merger, dated as of the date hereof, among Parent, Apple Tree Acquisition Corp., a wholly-owned subsidiary of Parent, and the Company (as it may be amended from time to time, the “Merger Agreement”).  This proxy will terminate on the Termination Date (as defined in the Voting Agreement).  Capitalized terms used in this Proxy and not defined in this Proxy have the meanings set forth in the Voting Agreement.

Each of the attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Termination Date at any meeting of the stockholders of the Company, however called, and in connection with any written action by consent of stockholders of the Company:

(a) in favor of the approval, adoption and amendment (in accordance with its terms) of the Merger Agreement, the Certificate of Merger, the Merger and the Transactions (as defined in the Merger Agreement), and in any other action or matter that could reasonably be expected to facilitate the Merger; and

(b) against the following actions (other than the Merger and the Transactions):  (A) any Acquisition Proposal (including any Superior Proposal) and (B) (i) any reorganization, recapitalization, dissolution or liquidation of the Company or any Subsidiary of the Company and (ii) any other action, in each case in subclauses (i) and (ii) of this clause (B) that is intended, or that could reasonably be expected, to impede, interfere with, discourage, frustrate, delay, postpone, prevent or adversely affect the Merger or any of the other Transactions (the proposals

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in this clause (b) together with the proposals in clause (a), referred to herein as the “Covered Proposals”).

The Stockholder may vote the Shares on all other matters, except the Covered Proposals, and the attorneys and proxies named above may only exercise this proxy with respect to the Covered Proposals.

All authority herein conferred shall survive the death or incapacity of the Stockholder and this proxy shall be binding upon the heirs, estate, executors, successors and assigns of the Stockholder (including any transferee of any of the Shares).

Any term or provision of this proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this proxy or the validity or enforceability of the invalid or unenforceable term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this proxy is invalid or unenforceable, the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this proxy shall be valid and enforceable as so modified.

Dated:  March 18, 2012

STOCKHOLDER

Signature

Number of shares of common stock of the Company owned of record as of the date of this proxy:

Signature Page to Proxy